Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) dated May 1, 2013, and

Supplement to Prospectus (Class Y shares) dated May 1, 2013

RS China Fund

Effective February 6, 2014, Tony Chu, CFA is a portfolio manager of RS China Fund (the “Fund”), and the Fund’s Prospectuses are changed as follows:

Investment Team

The section of the Fund’s Prospectuses titled “Investment Team” is amended and restated in its entirety as follows:

Michael Reynal has been a portfolio manager of the Fund since March 2013. Tony Chu, CFA has been a portfolio manager of the Fund since February 2014.

Management of the Funds

The section of the Fund’s Prospectuses titled “Management of the Funds” under “RS Investment Management Co., LLC (“RS Investments”)” is amended and restated as follows:

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $24.4 billion in assets as of December 31, 2012. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. Any employee of a non-U.S. affiliate of RS Investments who participates in the management of a Fund is treated as an “associated person” of RS Investments and is subject to RS Investments’ oversight, in accordance with Securities and Exchange Commission guidance as to such arrangements. RS Investments provides administrative services to each of the Funds pursuant to the investment advisory agreement with the Funds. With respect to Funds for which a sub-adviser has been retained to provide advisory services to that Fund, the sub-adviser provides a continuing investment program for the Fund and makes investment decisions on its behalf, subject to the general oversight of RS Investments.

A Fund’s adviser places all orders for purchases and sales of the Fund’s investments. In selecting broker-dealers, the adviser may consider research and brokerage services furnished to it and its affiliates.

It is possible that a Fund’s adviser or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than a Fund

Investment Team Biographical Information

The following information is added to the section of the Fund’s Prospectuses titled “Investment Team Biographical Information”:

Tony Chu, CFA

Tony Chu has been a portfolio manager of RS China Fund since 2014. He is supported by the emerging markets team at RS Investments. Tony joined RS Investments (Hong Kong) Limited, a non-U.S. affiliate of RS Investments, in 2012. Previously, Tony was a portfolio manager and analyst for Principal Global Investors where he specialized in the analysis of Hong Kong and Chinese companies. He also co-managed

Hong Kong equity portfolios. Prior to joining Principal in 2007, Tony was an equities research analyst and associate portfolio manager with the Greater China team at INVESCO Hong Kong for five years. He also spent two years with AMP Ltd. in Sydney, Australia. Tony holds a BA degree from the University of Queensland and an MA degree from the University of New South Wales. Tony is a CFA Charterholder.

February 6, 2014